American Mutual Fund, Inc.
                             333 South Hope Street
                       Los Angeles, California 90071-1406
                              Phone (213) 486 9200


American Mutual Fund, Inc.

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $101,303
------------------ --------------------------------
------------------ --------------------------------
Class B            $1,603
------------------ --------------------------------
------------------ --------------------------------
Class C            $1,092
------------------ --------------------------------
------------------ --------------------------------
Class F            $833
------------------ --------------------------------
------------------ --------------------------------
Total              $104,831
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $323
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $54
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $63
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $14
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $1
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $3
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $68
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $71
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $15
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $579
------------------ --------------------------------
------------------ --------------------------------
Total              $1,191
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.2600
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.1833
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.1778
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.2500
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.2611
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.1677
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.1685
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.2184
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.2546
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.1871
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.1982
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.2325
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.2550
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.2817
-------------------- -------------------------------------------






Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            398,716
------------------ ----------------------------------
------------------ ----------------------------------
Class B            10,314
------------------ ----------------------------------
------------------ ----------------------------------
Class C            7,494
------------------ ----------------------------------
------------------ ----------------------------------
Class F            4,116
------------------ ----------------------------------
------------------ ----------------------------------
Total              420,640
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        1,563
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        422
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        481
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        90
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        12
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          24
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          681
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          646
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          109
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          2,108
------------------ ----------------------------------
------------------ ----------------------------------
Total              6,136
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                             Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $20.71
----------------------- -------------------------
----------------------- -------------------------
Class B                 $20.60
----------------------- -------------------------
----------------------- -------------------------
Class C                 $20.58
----------------------- -------------------------
----------------------- -------------------------
Class F                 $20.67
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $20.70
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $20.65
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $20.65
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $20.66
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $20.71
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $20.66
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $20.62
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $20.66
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $20.69
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $20.71
----------------------- -------------------------